SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

----------------

FORM 8-K

----------------

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 30, 2006

WIMAX EU LTD.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-123351	91-2006471
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

I  58 PEARSE STREET,

NENAGH, CO. TIPPERARY IRELAND

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(353) 67 50695

(ISSUER TELEPHONE NUMBER)

356 PINE AVENUE, APT. #1

PACIFIC GROVE, CALIFORNIA 93950

(FORMER ADDRESS)

============================================================================

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS

On April 30, 2006, Christopher Miles resigned as President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors of the Company and Margo Miles resigned as Treasurer and Director of the Company. Such resignations was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practice. Simultaneous with these resignations, Evert Bopp was appointed as the President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors.

Since October 2005, Mr. Bopp has been the director of Wimax EU Holdings Ltd. in Ireland. From April 2003, Mr. Bopp has been the managing director of Wired and Wireless located in Belgium. In addition, since June 2005 he has been the chief technical consultant for Blackhawk Industries Ltd in the United Kingdom. From January 2001 to February 2003 he was the managing director for Wired & Wireless in Ireland. From June 1999 to February 2003 he was the managing director for Bite Ltd. in Ireland and from March 1999 to July 2002 he was the technical consultant for Cairngorm Consulting Ltd. in Ireland.

Mr. Bopp has build up a considerable experience and knowledge of the IT & Telecoms industry. He started out as a free-lance IT consultant and has since started and run several successful IT companies. These companies provide provide network support & installation services as well as hosting, network security and other related services. Since 1999 he has specialized in the field of wireless networking. He has personally built numerous wireless networks ranging from wireless-LAN’s, wireless hotspots to municipal networks and P2P wireless links. After relocating to Belgium in 2003 he has developed his business & wireless skills even further. He build up a successful business providing wireless network consultancy services to clients ranging from local SME’s to large clients such as KPN. His business was also involved as system integrators for various wireless networking projects. These ranged from hotspot providers and unwiring holiday resorts to providing wireless coverage in a French underground transport system. His company was also the distributor for a variety of wireless hardware manufacturers.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On April 30, 2006, the Company approved the issuance of 5,000,000 shares of restricted common stock to Evert Bopp in consideration for his appointment as President, Chief Executive Officer, Chief Financial Officer and Chairman of the Board of Directors of the Company. Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WIMAX EU, LTD

By:	/s/ EVERT BOPP
EVERT BOPP
Chief Executive Officer and
President

Dated: May 2, 2006